UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  February 22, 2007
                                                       -------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

                         001-13577                           59-3074176
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                 (Commission File Number)      (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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         (Address of Principal Executive Offices)                  (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

         On February 22, 2007, Premiere Global Services, Inc. issued a press release reporting on its financial results for the year and quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02         Departure of Directors or Principal Officers; Election of
---------         ---------------------------------------------------------
Directors; Appointment of Principal Officers; Compensatory Arrangements of
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Certain Officers.
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         As previously announced, Jeffrey A. Allred stepped down as a director and our Chief Investment Officer on January 1, 2007, and will serve as an outside consultant to us. On February 22, 2007, we entered into a consulting agreement with Griffeon Group, LLC, for which Mr. Allred serves as its President and CEO, which provides for, among other things, the payment by us of an aggregate of $225,000 in cash in three equal $75,000 installments over the term of the agreement ending July 15, 2007.

Item 8.01         Other Events.
---------         -------------

         Our filing deadline status for our annual report on Form 10-K for the year ended December 31, 2006 is March 16, 2007 given our change in filing status from a large accelerated filer to an accelerated filer.

Item 9.01.        Financial Statements and Exhibits.
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         (d)      Exhibits

    Exhibit No.                     Description
    -----------     ------------------------------------------------------------
      99.1          Press Release, dated February 22, 2007, with respect to the
                    Registrant's financial results for the year and quarter ended December 31, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIERE GLOBAL SERVICES, INC.



Date:  February 22, 2007           /s/ Michael E. Havener
                                   --------------------------------------------
                                   Michael E. Havener
                                   Chief Financial Officer
                                   (principal financial and accounting officer)

                                INDEX TO EXHIBITS
                                -----------------

    Exhibit No.                     Description
    -----------     ------------------------------------------------------------
      99.1          Press Release, dated February 22, 2007, with respect to the
                    Registrant's financial results for the year and quarter ended December 31, 2006.